UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2024

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7770 Regents Road, Suite 113-618

San Diego, California 92122

(Address of principal executive offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	EVFM	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders.

The Required Holders (as defined in the Certificate of Designation) of Evofem Biosciences, Inc. (the “Company”) approved, via unanimous written consent, the amended and restated certificate of designation (the “Amended Certificate”) to the Company’s certificate of designation designating the rights, preferences and limitations of the Company’s Series F-1 Convertible Preferred Stock (the “Certificate of Designation”). The Amended Certificate provides, among other things, for the removal of the adjustment provisions previously described in Section 8(h) of the Certificate of Designation and changed the Conversion Price to $0.0154 as described in Section 4(b)(ii). Following the approval of the Amended Certificate, via unanimous written consent of the Required Holders, the Company filed the Amended Certificate with the Secretary of State of the State of Delaware on June 20, 2024.

The foregoing description of the Amended Certificate does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Amended Certificate, which is filed as Exhibits 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The matters described in Item 3.03 of this Current Report on Form 8-K related to the filing of the Amended Certificate are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The matters described in Item 3.03 of this Current Report on Form 8-K related to the unanimous written consent of the Required Holders are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designations of Series F-1 Convertible Preferred Stock.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Dated: June 26, 2024	By:	/s/ Saundra Pelletier
Sandra Pelletier
Chief Executive Officer